Exhibit 10.3

AMENDMENT NO. 1

to

License Agreement

This Amendment No. 1 (this “Amendment”) to the License Agreement (the “Agreement”), dated as of March 31, 2019 (the “Effective Date”), is by and among Recruiter.com, Inc., a Delaware corporation (“Recruiter”), VocaWorks, Inc., a New Jersey corporation (“Sub”) and Truli Technologies, Inc., a Delaware corporation (“Parent”). Recruiter, Sub and Parent may be referred to herein collectively as the “Parties” or individually as a “Party.”

WHEREAS, Recruiter, Parent and Sub entered into that certain License Agreement, effective as of October 30, 2017 (the “Agreement”); and

WHEREAS, in connection with that certain Agreement and Plan of Merger to be entered into by and among Parent, Recruiter and Truli Acquisition Co., Inc.., a Delaware corporation and wholly-owned subsidiary of Parent, the Parties desire to amend the Agreement to revise the requirements regarding the payment of license fees under the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.     Article 4, License Fees, shall be deleted in its entirety and the Parties shall have no further obligations under such Article 4.

2.     This Amendment shall become effective on March __, 2019, or such later date as Parties hereto shall mutually agree in writing, subject to the closing of the transactions contemplated by that certain Agreement and Plan of Merger to be entered into by and among Parent, Recruiter and Truli Acquisition Co., Inc.., a Delaware corporation and wholly-owned subsidiary of Parent.

3.     In the event of any conflict between the Agreement and this Amendment, the terms as contained in this Amendment shall control. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement.

4.     This Amendment may be executed in one or more counterparts, each of which shall be deemed to be one and the same agreement. Facsimile signatures shall be treated in all respects and for all purposes as originals.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

RECRUITER.COM, INC.

By	/s/ Michael Woloshin
Name: Michael Woloshin
Title: CEO, President

TRULI TECHNOLOGIES, INC.

By	/s/ Evan Sohn
Name: Evan Sohn
Title: Consultant

VOCAWORKS, INC.

By	/s/ Miles Jennings
Name: Miles Jennings
Title: President

[Signature Page to Amendment No.1 to License Agreement]